                                                              ANNUAL REPORT
                                                              SEPTEMBER 30, 2001

[graphic omitted]

                       VERTEX(SM) CONTRARIAN FUND
                       VERTEX(SM) INTERNATIONAL FUND

VERTEX(SM) CONTRARIAN FUND
VERTEX(SM) INTERNATIONAL FUND

TRUSTEES                                          CUSTODIAN
Jeffrey L. Shames* -- Chairman, Chief Executive   State Street Bank and Trust Company
Officer, and Director, Vertex Investment
Management, Inc.                                  AUDITORS
                                                  Ernst & Young LLP
Nelson J. Darling, Jr.+ -- Professional Trustee
                                                  INVESTOR SERVICE
William R. Gutow+ -- Vice Chairman,               MFS Service Center, Inc.
Capitol Entertainment Management Company;         P.O. Box 2281
Real Estate Consultant                            Boston, MA 02107-9906
                                                  For additional information, contact your
INVESTMENT ADVISER                                investment professional.
Vertex Investment Management, Inc.,
a wholly owned subsidiary of                      WORLD WIDE WEB
Massachusetts Financial Services Company          www.mfs.com
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*

PORTFOLIO MANAGERS
Christopher J. Burn*
David R. Mannheim*
Mark Regan*

TREASURER
James O. Yost*

ASSISTANT TREASURERS
Mark E. Bradley*
Robert R. Flaherty*
Ellen Moynihan*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Vertex Investment Management, Inc.
+Independent Trustee

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At  MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1 )MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS
    Original Research Advisors, LLC, MFS Original Research Partners, LLC,
    MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
As I write this letter, it's been just over a month since the events of September 11, among the most tragic events ever to occur on U.S. soil. The United States and its allies have just commenced military action, and the outcome at this point is unknown. The human dimensions of the September 11 tragedy have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

Potential recovery pushed out
Prior to September 11 we felt that the market was approaching a bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks. Going forward, one of our chief concerns is that consumer spending, which accounts for about two-thirds of U.S. gross domestic product (GDP) -- and which had held up surprisingly well in the downturn prior to September 11 -- may fall off dramatically in the short term.

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had already experienced a significant downturn, essentially factoring in a slow growth environment.

Encouraging signs amid a downturn
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed upward moves in the market over the following weeks. Mutual fund redemptions have not risen significantly; we think this indicates that a majority of investors continue to have faith in stocks and bonds as long-term investments.

Long lines at airports, although inconvenient, are evidence that people are flying again. Shoppers appear to be going back to stores. Consumer spending is certainly down and may remain so for a while, but it does appear to be recovering slowly from the sharp drop we experienced immediately after September
11. One demographic factor that may help a recovery is the large number of baby boomers who are still in their prime earning years.

Prior to September 11 corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990-1991, a period which included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

Government is doing its part
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. President Bush and Congress quickly passed a relief bill for the airline industry. Under discussion are several other measures to help stimulate the economy, including tax cuts and government spending. As this is written, the Federal Reserve Board (the Fed) has cut interest rates twice since the attacks, bringing rates to their lowest level in nearly four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments that may do more to drive the economy -- such as corporate bonds and stocks.

Investing in uncertain times
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

As I write this in mid-October, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom- up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    Vertex Investment Management, Inc.

    October 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Vertex(SM) Contrarian Fund

Dear Shareholders,
For the 12 months ended September 30, 2001, Class A shares of the fund provided a total return of -26.62% and Class I shares -26.67%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -26.62% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged but commonly used measure of common stock total return performance.

The fund's strategy makes aggressive use of three basic components: long positions in stocks, short positions in stocks, and trading opportunities. Our long positions are generally in companies that we have researched intensively and that we believe have very high growth potential. These holdings tend to be largely, but not exclusively, in the mid-cap area. Our intent is to have at least half of the fund's total return come from profits in long positions.

We strive to have roughly one-quarter of the fund's total return come from investments in short positions. We tend to do shorts in two ways. We may short what our research indicates are weak businesses or businesses for which we think bad news is coming out -- the same way we'd invest in a long company when we think good news is coming out. Or, we may short companies whose stocks we think are grossly overvalued, even though they may have good current fundamentals.

Finally, we aim to have about one-quarter of our total return come from trading opportunities presented by short-term inefficiencies in the market. In the same way that research is critical for our long and short positions, we use our resources to uncover what we feel are attractive trading opportunities.

Over the past year, stock prices plunged in almost every sector of the market, with the steepest downturn occurring in the final few months of the period. This was the major reason for the fund's negative performance. Prior to the events of September 11, we felt that we might have seen the worst of the downturn and that some areas of the market were about to turn up again. At the very least, the terrorist attacks pushed off a recovery and dealt a serious blow to consumer spending, the one area of the economy that, prior to September 11, had not succumbed to the ongoing economic downturn.

Health care was one of the few long areas of the portfolio to deliver positive performance. Stocks that helped returns included Cytyc, producer of an improved test for cervical cancer that is becoming a national standard of care, and Davita, a provider of kidney dialysis services.

In technology, we believe we're positioned in some high-quality names that have dominant positions in growing markets. Although most of these stocks did poorly over the period, we felt the downturns last spring and again toward the end of the period offered us the opportunity to buy into some strong companies at attractive valuations. Positions we initiated or increased included VERITAS Software, which produces data storage and management software; CIENA, which manufactures hardware for long distance optical networking; and ONI, which we believe is a leader in optical networking equipment for metropolitan areas. While each of these companies is likely to miss earnings in the near term, we believe the bad news is already reflected in their stock prices, and we think these companies will be long-term winners in their respective markets.

The fund also held a significant energy position, largely in domestic natural gas exploration and production companies. In our view, these stocks have been depressed by falling gas prices caused by a dropoff in demand after gas prices spiked in the winter of 2000-2001. We believe the low prices of these stocks toward the end of the period ignored two factors we saw in our research. First, gas demand was increasing as power plants and other users -- who had switched to alternate fuels when gas prices spiked -- switched back to gas as prices dropped. And second, the domestic supply of natural gas has not increased at all over the past year. We think these factors bode well for a repeat of the supply/demand imbalance that drove up prices of gas and gas company stocks last year.

Most of the fund's short positions did well over the period, particularly our shorts in the largest semiconductor capital equipment firms. By the end of the period, we had closed most of our technology short positions and had taken our profits because we felt valuations in technology were reflecting most of the bad news in the market. Looking ahead, we expect that our short positions in the coming months may tend to be in consumer-related industries such as retail, consumer products, and leisure, as we feel some stocks in those areas do not yet reflect the decline we expect to see in consumer spending.

    Respectfully,

/s/ Mark Regan
    ----------
    Mark Regan
    Portfolio Manager

Vertex(SM) International Fund

Dear Shareholders,
The fund commenced investment operations on December 29, 2000. For the period ended September 30, 2001, Class A shares of the fund provided a total return of 5.30%. This return, which includes the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges, compares to a -26.35% return over the same period for the fund's benchmark, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index. The MSCI EAFE is an unmanaged, market-capitalization-weighted total return index that is an aggregate of 21 individual country indices that collectively represent many of the major markets of the world.

The fund is managed as a "long/short" portfolio and seeks to provide capital appreciation through three major types of holdings: long positions, short positions, and "pair trades." Our goal is to deliver market-level returns -- as represented by the fund's benchmark -- or better than market-level returns with substantially lower volatility than the benchmark. Investors should understand that the fund employs risky strategies and that a positive return is by no means guaranteed.

The fund's long positions are based on the best ideas of MFS' team of international analysts, under the supervision of the portfolio manager. Similarly, the fund's short positions are based on our analysts' best ideas of stocks they believe are likely to decline in price. In a short sale, the fund borrows a security it does not own and then sells it in anticipation of a fall in the security's price. To close a short sale, the fund must replace the security it borrowed by purchasing the security at its market value at the time of replacement. Of course, if the security rises in price, the fund may lose money on a short position.

The fund's pair trades combine a long position and a short position within the same industry. The intent is to allow the fund to profit from the pair whether the industry as a whole performs well or poorly. If the industry performs well, for example, we expect that the long position will increase in price more than the short position. Although the fund will lose money on the rising short position, our hope is that the profits from the long position will more than compensate for the loss. Similarly, if the industry performs poorly, we expect that our profits from the short position will outweigh the loss on the long position in the pair.

As the global market environment deteriorated over the period, the fund's asset allocation to straight long positions (exclusive of pair trades) fell by about 35% from early 2001 to the end of the period. This was due to a combination of falling stock prices and our intentional lowering of the portfolio's exposure to long positions. In a declining market, our intentional lowering of the fund's long exposure helped performance. In this type of environment, we view our long positions as holdings that may position us to benefit from a market recovery in the future.

Our straight shorts (exclusive of pair trades) and pair trades brought portfolio performance into positive territory. Technology shorts performed well for most of the year. As the sector began to improve late in the period, we closed some of those positions and took profits. In the last several months of the period, we established shorts in financial services stocks, particularly in banks and brokerage firms. We closed out a number of those positions during the market selloff caused by the events of September 11.

Areas in which pair trades helped performance included business services and leisure. In the latter sector, for example, we profited by shorting more advertising-exposed firms and taking long positions in some educational and publishing companies.

    Respectfully,

/s/ Christopher J. Burn                              /s/ David R. Mannheim

    Christopher J. Burn                                  David R. Mannheim
    Portfolio Manager                                    Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and/or Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

The following information illustrates the historical performance of each fund in comparison to their benchmarks. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses (See Notes to Performance Summary.) It is not possible to invest directly in an index.

VERTEX CONTRARIAN FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 2001. Index information is from May 1, 1998.)

               Vertex Contrarian        Standard & Poor's
                 Fund - Class A          500 Stock Index
--------------------------------------------------------
5/98                $ 9,425                $10,000
9/98                  9,020                  9,210
9/99                 23,067                 11,771
9/00                 89,261                 13,334
9/01                 65,496                  9,785

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

CLASS A
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -26.62%          +626.15%          +594.92%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                  -26.62%          + 93.65%          + 76.37%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                -30.84%          + 89.86%          + 73.34%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -26.67%          +624.79%          +593.62%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                  -26.67%          + 93.52%          + 76.28%
---------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                                                     1 Year           3 Years             Life*
---------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                                                  -26.62%          +  2.04%          -  0.63%
---------------------------------------------------------------------------------------------------------------------------------
 *  For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 2001. Index information is from May 1, 1998.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.
 ** Takes into account the maximum sales charge of 5.75%.

VERTEX INTERNATIONAL FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the fund's investment operations, December 29, 2000, through September 30, 2001. Index information is from January 1, 2001.)

                 Vertex International
                    Fund - Class A           MSCI EAFE Index
------------------------------------------------------------
12/00                 $ 9,425                  $10,000
 9/01                   9,925                    7,365

TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2001

CLASS A
                                                                         Life*
------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                         + 5.30%
------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                                         Life*
------------------------------------------------------------------------------
MSCI EAFE Index#                                                       -26.35%
------------------------------------------------------------------------------
  * For the period from the commencement of investment operations, December 29, 2000, through September 30, 2001. Index information is from January 1, 2001.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

The portfolios may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

As nondiversified portfolios, the portfolios invest in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolios' net asset values. Investments in the portfolios are not a complete investment program.

The portfolios may participate in the initial public offering (IPO) market, and a significant portion of the portfolios' returns may be attributable to investment in IPOs, which may have greater impact on performance of portfolios while their asset bases are small. There is no guarantee the portfolios will experience similar performance as their assets grow.

The portfolios will suffer a loss if they sell a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- September 30, 2001

Vertex Contrarian Fund
Stocks - 121.7%
------------------------------------------------------------------------------
ISSUER                                                SHARES             VALUE
------------------------------------------------------------------------------
U.S. STOCKS - 120.4%
BUSINESS SERVICES - 9.9%
    BEA Systems, Inc.*                                43,600       $   418,124
    Concord EFS, Inc.*                                 3,800           186,010
    CSG Systems International, Inc.*#                 46,800         1,918,800
    S1 Corp.*                                         34,300           290,178
                                                                   -----------
                                                                   $ 2,813,112
------------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.5%
    Akamai Technologies, Inc.*                        99,200       $   288,672
    Internet Security Systems, Inc.*#                 29,900           272,389
    Netegrity, Inc.*                                   6,400            54,848
    Rational Software Corp.*                          44,200           382,772
    RSA Security, Inc.*                               21,850           294,101
                                                                   -----------
                                                                   $ 1,292,782
------------------------------------------------------------------------------
COMPUTER SOFTWARE - PERSONAL COMPUTERS - 0.7%
    IMPATH, Inc.*                                      5,700       $   196,707
------------------------------------------------------------------------------
COMPUTER SOFTWARE - SERVICES - 8.5%
    CheckFree Corp.*#                                 68,500       $ 1,162,445
    VERITAS Software Corp.*                           68,900         1,270,516
                                                                   -----------
                                                                   $ 2,432,961
------------------------------------------------------------------------------
COMPUTER SOFTWARE - SYSTEMS - 5.8%
    Adobe Systems, Inc.                               18,600       $   446,028
    Citrix Systems, Inc.*#                            39,500           782,100
    Global Payments, Inc.                                720            21,168
    I2 Technologies, Inc.*                            10,000            34,400
    Peoplesoft, Inc.*                                 14,200           256,168
    Siebel Systems, Inc.*                              8,500           110,585
                                                                   -----------
                                                                   $ 1,650,449
------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
    Cooper Industries, Inc.                            4,000       $   165,880
------------------------------------------------------------------------------
ELECTRONICS - 5.5%
    Cable Design Technologies Corp.*#                 25,200       $   298,620
    General Motors Corp., "H"                         47,000           626,510
    HI/FN, Inc.*                                      12,600           124,110
    QLogic Corp.*                                     24,300           461,700
    Simplex Solutions Inc.*                            3,100            46,872
                                                                   -----------
                                                                   $ 1,557,812
------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS - 5.3%
    Edwards (A.G.), Inc.                              22,500       $   789,975
    Nasdaq 100 Index Tracking Stock                   25,300           733,194
                                                                   -----------
                                                                   $ 1,523,169
------------------------------------------------------------------------------
INSURANCE - 2.2%
    Arthur J. Gallagher & Co.                            600       $    20,310
    CIGNA Corp.                                        5,000           414,750
    Safeco Corp.                                       6,400           194,112
                                                                   -----------
                                                                   $   629,172
------------------------------------------------------------------------------
INTERNET - 16.0%
    CNET Networks, Inc.*                              67,599       $   290,676
    InterNAP Network Services Corp.*                  75,400            75,400
    VeriSign, Inc.*                                  100,165         4,196,913
                                                                   -----------
                                                                   $ 4,562,989
------------------------------------------------------------------------------
MEDICAL & HEALTH PRODUCTS - 1.9%
    Applera Corp. - Applied Biosystems Group          22,700       $   553,880
------------------------------------------------------------------------------
MEDICAL & HEALTH TECHNOLOGY SERVICES - 8.4%
    Arthrocare Corp.*#                                 5,200       $   101,920
    Cytyc Corp.*#                                     56,700         1,520,127
    Davita, Inc.*#                                    30,100           612,535
    IMS Health, Inc.                                   7,000           175,350
                                                                   -----------
                                                                   $ 2,409,932
------------------------------------------------------------------------------
OIL SERVICES - 13.2%
    BJ Services Co.*                                   9,000       $   160,110
    Cooper Cameron Corp.*#                             9,500           311,600
    Diamond Offshore Drilling, Inc.#                  14,700           370,734
    Global Industries, Inc.*                          50,200           273,590
    Global Marine, Inc.*#                             28,900           404,600
    Houston Exploration Co.*                           1,100            27,280
    National Oilwell, Inc.*                           19,100           276,950
    Noble Drilling Corp.*#                            43,700         1,048,800
    Transocean Sedco Forex, Inc.                      16,900           446,160
    Trico Marine Services, Inc.*                      75,700           448,144
                                                                   -----------
                                                                   $ 3,767,968
------------------------------------------------------------------------------
OILS - 15.9%
    Apache Corp.#                                     28,700       $ 1,234,100
    Devon Energy Corp.                                35,694         1,227,874
    EOG Resources, Inc.                               38,700         1,119,591
    Newfield Exploration Co.*                         32,900           960,680
                                                                   -----------
                                                                   $ 4,542,245
------------------------------------------------------------------------------
PHARMACEUTICALS - 1.1%
    United Therapeutics Corp.*                        23,800       $   298,928
------------------------------------------------------------------------------
PRINTING & PUBLISHING - 1.8%
    Scholastic Corp.*                                 11,800       $   513,300
------------------------------------------------------------------------------
TECHNOLOGY - 0.1%
    Macrovision Corp.*                                 1,100       $    31,251
------------------------------------------------------------------------------
TELECOMMUNICATIONS - 11.6%
    Charter Communications, Inc.*                      5,000       $    61,900
    CIENA Corp.*                                      95,500           982,695
    Comverse Technology, Inc.*#                       40,300           825,344
    EchoStar Communications Corp.*                    50,900         1,184,443
    Juniper Networks, Inc.*                           24,800           240,560
                                                                   -----------
                                                                   $ 3,294,942
------------------------------------------------------------------------------
TELECOM - WIRELESS - 2.5%
    American Tower Corp., "A"*#                       45,800       $   636,162
    AT&T Wireless Services, Inc.*                      1,200            17,928
    SBA Communications Corp.*                          3,400            45,390
                                                                   -----------
                                                                   $   699,480
------------------------------------------------------------------------------
TELECOM - WIRELINE - 3.9%
    Advanced Fibre Communications, Inc.*              21,300       $   311,193
    Computer Network Technology Corp.*                 8,100            85,212
    Digex, Inc.*                                       9,100            30,394
    Emulex Corp.*                                     32,400           308,124
    ONI Systems Corp.*                                79,300           319,579
    Tekelec Co.*                                       5,000            65,850
    WorldCom Inc., (MCI Group)                           108             1,645
                                                                   -----------
                                                                   $ 1,121,997
------------------------------------------------------------------------------
UTILITIES - ELECTRIC - 1.0%
    AES Corp.*                                        22,400       $   287,168
------------------------------------------------------------------------------
Total U.S. Stocks                                                  $34,346,124
------------------------------------------------------------------------------
FOREIGN STOCKS - 1.3%
CANADA - 1.3%
    Zarlink Semiconductor, Inc. (Electronics)*        49,300       $   387,005
------------------------------------------------------------------------------
Total Investments (Identified Cost, $54,164,157)                   $34,733,129
------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (19.5)%
------------------------------------------------------------------------------
AEROSPACE - (1.0)%
    Honeywell International, Inc.                    (11,000)      $  (290,400)
------------------------------------------------------------------------------
AIRLINES - (1.0)%
    Northwest Airlines Corp.                         (25,700)      $  (293,237)
------------------------------------------------------------------------------
BUSINESS MACHINES - (0.9)%
    International Business Machines Corp.             (2,900)      $  (267,670)
------------------------------------------------------------------------------
CELLULAR PHONES - (1.9)%
    Sprint Corp. (PCS Group)*                        (21,100)      $  (554,719)
------------------------------------------------------------------------------
ELECTRONICS - (1.9)%
    Flextronics International Ltd.*                  (33,200)      $  (549,128)
------------------------------------------------------------------------------
FINANCE - (0.9)%
    AmeriCredit Corp.*                                (8,100)      $  (256,122)
------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS - (4.9)%
    Lehman Brothers Holdings, Inc.                   (14,700)      $  (835,695)
    Merrill Lynch & Co., Inc.                        (13,700)         (556,220)
                                                                   -----------
                                                                   $(1,391,915)
------------------------------------------------------------------------------
INTERNET -
    Retek, Inc.*                                        (200)      $    (2,524)
------------------------------------------------------------------------------
OIL SERVICES - (0.3)%
    Oil Service Holdrs Trust                          (1,900)      $   (89,452)
------------------------------------------------------------------------------
RESTAURANTS & LODGING - (2.0)%
    Four Seasons Hotels, Inc.                         (7,400)      $  (277,278)
    Hilton Hotels Corp.                              (35,400)         (277,890)
                                                                   -----------
                                                                   $  (555,168)
------------------------------------------------------------------------------
RETAIL - (4.7)%
    Best Buy Co., Inc.*                              (25,100)      $(1,140,795)
    Kohl's Corp.*                                     (3,900)         (187,200)
                                                                   -----------
                                                                   $(1,327,995)
------------------------------------------------------------------------------
Total Securities Sold Short
  (Proceeds Received, $(5,680,700))                                $(5,578,330)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - (2.2)%                               (623,290)
------------------------------------------------------------------------------
Net Assets - 100.0%                                                $28,531,509
------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- September 30, 2001

VERTEX INTERNATIONAL FUND

Stocks - 55.1%
------------------------------------------------------------------------------
ISSUER                                                     SHARES        VALUE
------------------------------------------------------------------------------
Foreign Stocks - 53.2%
  Australia - 1.2%
    NRMA Insurance Group Ltd. (Insurance)                  13,420   $   19,772
------------------------------------------------------------------------------
  Canada - 1.9%
    Alcan Aluminum, Ltd. (Metals - Aluminum)                  400   $   12,013
    BCE, Inc. (Telecommunications)#                           630       13,892
    Manitoba Telecom Services (Telecommunications)            295        6,642
                                                                    ----------
                                                                    $   32,547
------------------------------------------------------------------------------
  Denmark - 1.8%
    Danske Bank (Banks and Credit Cos.)                     1,920   $   30,077
    Danske Bank AS, ADR (Banks and Credit Cos.)                60          941
                                                                    ----------
                                                                    $   31,018
------------------------------------------------------------------------------
  Finland - 0.5%
    Nokia Corp., ADR (Telecommunications)                     560   $    8,764
------------------------------------------------------------------------------
  France - 7.5%
    Alstom S.A., ADR (Machinery)#                             325   $    5,151
    Business Objects S.A., ADR (Computer Software -
      Systems)*                                               250        4,875
    Castorama Dubois Investissement S.A. (Retail)*            400       18,560
    Generale de Sante (Healthcare)*                           260        4,376
    Sanofi-Synthelabo S.A. (Pharmaceuticals)                  340       22,117
    Societe Television Francaise 1 (Broadcasting)           1,100       21,016
    Suez (Water Treatment Systems)                            465       15,442
    Technip S.A. (Oil Services)                               120       15,110
    Total Fina Elf S.A., ADR (Oils)#                          310       20,941
                                                                    ----------
                                                                    $  127,588
------------------------------------------------------------------------------
  Germany - 3.5%
    Fresenius AG, Preferred (Medical and
      Health Products)                                        568   $   30,748
    Linde AG (Engineering)                                    190        7,350
    Muenchener Rueckver AG (Insurance)                         25        6,426
    SAP AG, Preferred (Computer Software - Systems)#          320        8,294
    Software AG (Computer Software - Services)                150        5,621
                                                                    ----------
                                                                    $   58,439
------------------------------------------------------------------------------
  Hong Kong - 2.3%
    CNOOC Ltd., ADR (Oil Services)#                           315   $    6,300
    Hong Kong Electric Holdings Ltd. (Utilities -
      Electric)                                             8,500       32,695
                                                                    ----------
                                                                    $   38,995
------------------------------------------------------------------------------
  Italy - 0.7%
    Assicurazioni Generali (Insurance)                        440   $   11,809
------------------------------------------------------------------------------
  Japan - 8.8%
    Asahi Breweries, Ltd. (Beverage Products)               1,000   $   10,252
    Canon, Inc. (Special Products and Services)#            1,850       50,135
    Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)        3,000       46,640
    Fast Retailing Co., Ltd. (Retail)                         100       11,234
    Honda Motor Co., Ltd. ADR (Automotive)#                   160       10,280
    Murata Manufacturing Co., Ltd. (Electronics)              200       11,461
    Tokyo Gas Co., Ltd. (Gas)                               3,000        9,867
                                                                    ----------
                                                                    $  149,869
------------------------------------------------------------------------------
  Netherlands - 5.7%
    Akzo Nobel N.V. (Chemicals)                               310   $   12,632
    Akzo Nobel N.V., ADR (Chemicals)#                         235        9,555
    Fugro N.V. (Engineering)*                                  95        4,723
    ING Groep N.V. (Financial Services)#                    1,280       34,061
    Koninklijke Philips Electronics N.V.
     (Electronics)#                                           410        7,913
    Unilever N.V., NY Shares (Consumer Products)              210       11,344
    United Services Group (Staffing Services)*                618        8,856
    VNU N.V., ADR (Publishing - Newspapers)                   282        7,949
                                                                    ----------
                                                                    $   97,033
------------------------------------------------------------------------------
  South Korea - 1.5%
    Korea Telecom Corp., ADR (Telecommunications)#            570   $   10,425
    Samsung Electronics (Electronics)                          50        5,389
    SK Telecom Co., Ltd., ADR (Telecom - Wireless)            490        9,036
                                                                    ----------
                                                                    $   24,850
------------------------------------------------------------------------------
  Spain - 1.2%
    Gas Natural SDG S.A. (Gas)                                320   $    5,724
    Iberdrola S.A. (Utilities - Electric)                   1,100       14,961
                                                                    ----------
                                                                    $   20,685
------------------------------------------------------------------------------
  Sweden - 0.6%
    Saab AB, "B" (Aerospace)                                1,100   $    9,377
------------------------------------------------------------------------------
  Switzerland - 4.0%
    Novartis AG (Pharmaceuticals)#                            605   $   23,546
    Syngenta AG (Chemicals)                                   710       35,849
    Syngenta AG, ADR (Chemicals)*                             900        8,973
                                                                    ----------
                                                                    $   68,368
------------------------------------------------------------------------------
  United Kingdom - 12.0%
    BP Amoco PLC, ADR (Oils)#                                 410   $   20,160
    CGNU PLC (Insurance)*                                     945       11,661
    Diageo PLC, ADR (Food and Beverages Products)#            330       13,695
    HSBC Holdings PLC, ADR (Banks and Credit Cos.)#           215       11,545
    Matalan PLC (Apparel and Textiles)                        920        6,390
    Next PLC (Retail)                                         860       11,314
    Reckitt Benckiser PLC (Consumer Goods
     and Services)*                                           420        6,038
    Reed International PLC, ADR (Printing
     and Publishing)#                                         780       25,662
    Rio Tinto PLC (Metals and Minerals)*                    1,400       22,019
    Royal Bank of Scotland PLC (Banks and
     Credit Cos.)*                                            800       17,615
    Synstar PLC (Computer Services)                        11,000        7,276
    Vodafone Group PLC (Telecom - Wireless)#                2,300       50,508
                                                                    ----------
                                                                    $  203,883
------------------------------------------------------------------------------
Total Foreign Stocks                                                $  902,997
------------------------------------------------------------------------------
U.S. Stocks - 1.9%
    Calpine Corp. (Energy)*                                   700   $   15,967
    Smurfit-Stone Container Corp. (Paper and Related
      Products)                                             9,000       15,732
------------------------------------------------------------------------------
Total U.S. Stocks                                                   $   31,699
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,055,540)                          $  934,696
------------------------------------------------------------------------------

Short-Term Obligations - 13.4%
------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
------------------------------------------------------------------------------
    Federal National Mortgage Association
      Discount Notes,  due 10/01/01, at
      Amortized Cost                                      $   228   $  228,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,283,540)                     $1,162,696
------------------------------------------------------------------------------
Securities Sold Short - (53.3)%
------------------------------------------------------------------------------
                                                           SHARES
------------------------------------------------------------------------------
Foreign Stocks - (48.4)%
  Australia - (0.8)%
    Commonwealth Bank of Australia (Banks and Credit
      Cos.)*                                               (1,000)  $  (12,904)
------------------------------------------------------------------------------
  Belgium - (0.9)%
    Electrabel S.A. (Utilities - Electric)                    (72)  $  (15,132)
------------------------------------------------------------------------------
  Finland - (1.1)%
    Stora Enso Oyj (Paper and Related Products)            (1,600)  $  (17,911)
------------------------------------------------------------------------------
  France - (3.4)%
    Axa (Insurance)                                        (2,000)  $  (39,431)
    Havas Advertising (Advertising)                        (2,000)     (12,191)
    Renault Regie Nationale (Automobiles)                    (200)      (5,823)
                                                                    ----------
                                                                    $  (57,445)
------------------------------------------------------------------------------
  Germany - (10.3)%
    DaimlerChrysler AG (Automobiles)                       (1,500)  $  (44,851)
    Deutsche Bank AG (Banks and Credit Cos.)               (1,000)     (54,770)
    Deutsche Boerse AG (Financial Services)                  (600)     (21,136)
    Dis Deutscher Industrie SVC (Business Service)           (800)     (16,012)
    Fresenius AG (Medical and Health Products)               (180)     (13,678)
    Pixelpark AG (Internet)                                (3,500)     (14,170)
    Siemens AG (Electronics)                                 (250)      (9,528)
                                                                    ----------
                                                                    $ (174,145)
------------------------------------------------------------------------------
  Hong Kong - (1.0)%
    Wharf Holdings Ltd. (Real Estate)                     (10,000)  $  (16,540)
------------------------------------------------------------------------------
  Japan - (10.4)%
    Daiwa Securities Group, Inc. (Financial Services)      (2,000)  $  (13,860)
    Fujitsu Ltd. (Computer Hardware - Systems)             (1,000)      (8,381)
    Marubeni Corp. (Import/Export)                         (6,000)      (6,595)
    Mitsubishi Corp. (Import/Export)                       (2,000)      (7,048)
    Mizuho Holdings, Inc. (Bank and Credit Cos.)               (5)     (19,297)
    Nomura Securities Co., Ltd. (Financial Services)       (2,000)     (26,126)
    Shin-Etsu Chemical Co., Ltd. (Chemicals)               (1,000)     (28,106)
    Takeda Chemical Industries (Pharmaceuticals)           (1,000)     (46,145)
    Tokyo Electron Ltd. (Electronics)                        (600)     (21,042)
                                                                    ----------
                                                                    $ (176,600)
------------------------------------------------------------------------------
  Singapore - (0.3)%
    Singapore Exchange Ltd. (Financial Services)          (10,000)  $   (5,717)
------------------------------------------------------------------------------
  South Korea - (2.1)%
    H&CB, ADR (Banks and Credit Cos.)                      (3,500)  $  (36,050)
------------------------------------------------------------------------------
  Spain - (0.5)%
    Telefonica Moviles S.A. (Telecom - Wireless)*          (1,500)  $   (9,266)
------------------------------------------------------------------------------
  Sweden - (1.9)%
    Ericsson LM, ADR (Telecom - Equipment)                 (3,500)  $  (12,215)
    Nordea AB (Banks and Credit Cos.)                      (3,400)     (16,562)
    Skandia Forsakrings AB (Insurance)                       (800)      (4,347)
                                                                    ----------
                                                                    $  (33,124)
------------------------------------------------------------------------------
  Switzerland - (8.1)%
    Adecco S.A., REG (Business Services)                     (450)  $  (15,324)
    Ciba Specialty Chemicals Holdings (Chemicals)            (230)     (13,646)
    Credit Suisse Group (Banks and Credit Cos)*            (1,800)     (62,851)
    UBS AG (Banks and Credit Cos.)*                        (1,000)     (46,150)
                                                                    ----------
                                                                    $ (137,971)
------------------------------------------------------------------------------
  United Kingdom - (7.6)%
    AstraZeneca Group PLC (Pharmaceuticals)                  (500)     (23,261)
    BHP Billiton PLC (Precious Metals and Minerals)        (5,000)     (20,560)
    Carlton Communications PLC (Broadcasting)              (6,600)     (12,854)
    International Power PLC, ADR
     (Utilities - Electric)*                                 (560)     (17,360)
    Pearson PLC (Multimedia)                                 (630)      (6,751)
    Tesco PLC (Retail)*                                    (5,000)     (18,815)
    WPP Group PLC (Advertising)                            (4,000)     (29,104)
                                                                    ----------
                                                                    $ (128,705)
------------------------------------------------------------------------------
Total Foreign Stocks                                                $ (821,510)
------------------------------------------------------------------------------
U.S. Stocks - (4.9)%
    Decode Genetics, Inc. (Biotechnology)*                 (2,000)  $  (12,340)
    Honeywell International, Inc.
     (Special Products and Services)                       (1,000)     (26,400)
    Human Genome Sciences, Inc. (Medical and Health
      Products)*                                           (1,000)     (30,910)
    Monsanto Co. (Agriculture)                               (400)     (13,492)
                                                                    ----------
                                                                    $  (83,142)
------------------------------------------------------------------------------
Total Securities Sold Short (Proceeds Received,
  $(1,112,746))                                                     $ (904,652)
------------------------------------------------------------------------------
Other Assets, Less Liabilities - 84.8%                               1,440,011
------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $1,698,055
------------------------------------------------------------------------------
* Non-income producing security.
# Security or a portion of the security was pledged to cover collateral requirements. At September 30, 2001, the value of securities pledged for Vertex Contrarian Fund and Vertex International Fund amounted to $5,719,549 and $255,825, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
-----------------------------------------------------------------------------------------------------
                                                                          VERTEX               VERTEX
                                                                      CONTRARIAN        INTERNATIONAL
SEPTEMBER 30, 2001                                                          FUND                 FUND
-----------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $54,164,157 and
    $1,283,540, respectively)                                        $34,733,129           $1,162,696
  Cash                                                                 1,034,944              300,466
  Foreign currency, at value (identified cost $9 and $6,552,
    respectively)                                                              9                6,771
  Deposits with brokers for securities sold short                      5,680,700            1,112,746
  Receivable for investments sold                                      3,091,066               14,577
  Receivable with brokers for securities sold short                      169,235               31,122
  Receivable for fund shares sold                                          3,439               --
  Dividends and interest receivable                                       38,580                4,861
  Other assets                                                                60               --
                                                                     -----------           ----------
      Total assets                                                   $44,751,162           $2,633,239
                                                                     -----------           ----------
Liabilities:
  Notes payable                                                      $ 8,620,423           $   --
  Payable for dividends on securities sold short                          --                    6,850
  Securities sold short, at value (proceeds received,
    $5,680,700 and $1,112,746)                                         5,578,330              904,652
  Payable for investments purchased                                    1,829,525               22,551
  Payable for fund shares reacquired                                      62,614               --
  Payable to affiliates -
    Management fee                                                        52,436               --
    Shareholder servicing agent fee                                          224               --
  Accrued expenses and other liabilities                                  76,101                1,131
                                                                     -----------           ----------
      Total liabilities                                              $16,219,653           $  935,184
                                                                     -----------           ----------
Net assets                                                           $28,531,509           $1,698,055
                                                                     ===========           ==========
Net assets consist of:
  Paid-in-capital                                                    $38,609,879           $1,611,251
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities in foreign currencies      (19,328,659)              84,974
  Accumulated undistributed net realized gain (loss) on
    investments and foreign currency transactions                      9,244,361              (14,826)
  Accumulated net investment income                                        5,928               16,656
                                                                     -----------           ----------
      Net assets                                                     $28,531,509           $1,698,055
                                                                     ===========           ==========
Shares of beneficial interest outstanding:
  Class A                                                                861,021              161,115
  Class I                                                                191,451               --
                                                                     -----------           ----------
      Total shares of beneficial interest outstanding                  1,052,472              161,115
                                                                     ===========           ==========
Net assets:
  Class A                                                            $23,350,260           $1,698,055
  Class I                                                              5,181,249               --
                                                                     -----------           ----------
      Total net assets                                               $28,531,509           $1,698,055
                                                                     ===========           ==========

Class A shares:
  Net asset value per share
    (net asset / shares of beneficial interest outstanding)          $27.12                $10.54
                                                                     ======                ======
  Offering price per share
    (100 / 94.25 of net asset value per share)                       $28.77                $11.18
                                                                     ======                ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets / shares of beneficial interest outstanding)         $27.06                  --
                                                                     ======                ======
On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations
-----------------------------------------------------------------------------------------------------
                                                                           VERTEX              VERTEX
                                                                       CONTRARIAN       INTERNATIONAL
YEAR ENDED SEPTEMBER 30, 2001                                                FUND               FUND*
-----------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                         $    685,077          $   26,935
    Dividends                                                              57,483              15,628
    Foreign taxes withheld                                                 --                  (1,860)
                                                                     ------------          ----------
      Total investment income                                        $    742,560          $   40,703
                                                                     ------------          ----------
  Expenses -
    Management fee                                                   $  1,350,169          $   23,050
    Trustees' compensation                                                  2,460               1,845
    Shareholder servicing agent fee                                        37,286               1,152
    Distribution and service fee (Class A)                                110,450               4,018
    Administrative fee                                                      4,918                 167
    Custodian fee                                                          18,804               3,523
    Interest expense                                                      489,348                 922
    Printing                                                               23,187              14,726
    Postage                                                                13,935                 371
    Auditing fees                                                          17,258               8,150
    Legal fees                                                              7,174               8,334
    Registration fees                                                       8,550               4,400
    Dividend expense on securities sold short                               8,558               9,926
    Miscellaneous                                                          38,939               2,279
                                                                     ------------          ----------
      Total expenses                                                 $  2,131,036          $   82,863
    Fees paid indirectly                                                   (8,309)               (470)
    Reduction of expenses by investment adviser and distributor          (110,450)            (54,258)
                                                                     ------------          ----------
      Net expenses                                                   $  2,012,277          $   28,135
                                                                     ------------          ----------
        Net investment income (loss)                                 $ (1,269,717)         $   12,568
                                                                     ------------          ----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $  1,307,418          $ (167,911)
    Securities sold short                                              13,628,244             153,084
    Foreign currency transactions                                          --                   4,089
                                                                     ------------          ----------
      Net realized gain (loss) on investments and foreign
        currency transactions                                        $ 14,935,662          $  (10,738)
                                                                     ------------          ----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $(23,776,565)         $ (120,844)
    Securities sold short                                                (591,747)            208,094
    Translation of assets and liabilities in foreign currencies            --                  (2,276)
                                                                     ------------          ----------
      Net unrealized gain (loss) on investments and foreign
        currency translation                                         $(24,368,312)         $   84,974
                                                                     ------------          ----------
        Net realized and unrealized gain (loss) on investments
          and foreign currency                                       $ (9,432,650)         $   74,236
                                                                     ------------          ----------
          Increase (decrease) in net assets from operations          $(10,702,367)         $   86,804
                                                                     ============          ==========

* For the period from the commencement of the fund's investment operations, December 29, 2000, through September 30, 2001.

See notes to financial statements.

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                          ---------------------------------
VERTEX CONTRARIAN FUND                                                        2001                 2000
-----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                     $ (1,269,717)        $   (783,094)
  Net realized gain on investments and foreign currency
    transactions                                                            14,935,662           17,503,632
  Net unrealized gain (loss) on investments and foreign
    currency translation                                                   (24,368,312)           4,433,706
                                                                          ------------         ------------
      Increase (decrease) in net assets from operations                   $(10,702,367)        $ 21,154,244
                                                                          ------------         ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                                       $ (7,054,907)        $(13,089,213)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                         (1,024,586)                --
                                                                          ------------         ------------
      Total distributions declared to shareholders                        $ (8,079,493)        $(13,089,213)
                                                                          ------------         ------------
Net increase in net assets from fund share transactions                   $ 10,403,819         $ 24,581,180
                                                                          ------------         ------------
      Total increase (decrease) in net assets                             $ (8,378,041)        $ 32,646,211

Net assets:
  At beginning of period                                                    36,909,550            4,263,339
                                                                          ------------         ------------
  At end of period (including accumulated net investment
    loss of $5,928 and $0, respectively)                                  $ 28,531,509         $ 36,909,550
                                                                          ============         ============

See notes to financial statements.

------------------------------------------------------------------------
                                                            PERIOD ENDED
VERTEX INTERNATIONAL FUND                            SEPTEMBER 30, 2001*
------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                       $   12,568
  Net realized loss on investments and foreign currency
    transactions                                                 (10,738)
  Net unrealized gain on investments and foreign
    currency translation                                          84,974
                                                              ----------
      Increase in net assets from operations                  $   86,804
                                                              ----------
Net increase in net assets from fund share transactions       $1,611,251
                                                              ----------
      Total increase in net assets                            $1,698,055
Net assets:
  At beginning of period                                      $   --
  At end of period (including accumulated net investment
    income of $16,656)                                        $1,698,055
                                                              ==========

*For the period from the commencement of the fund's investment operations, December 29, 2000, through September 30, 2001.

See notes to financial statements.

Statement of Cash Flows
----------------------------------------------------------------------------------------
                                                                                  VERTEX
                                                                              CONTRARIAN
YEAR ENDED SEPTEMBER 30, 2001                                                       FUND
----------------------------------------------------------------------------------------
Increase (decrease) in cash:
Cash flows from operating activities -
  Net decrease in net assets from operations                               $ (10,702,367)
  Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
      Purchase of investment securities                                     (551,760,254)
      Accretion of discount                                                         (873)
      Proceeds from disposition of investment securities                     549,325,697
      Decrease in deposits with brokers for securities sold short              5,115,112
      Decrease in dividends and interest receivable                                1,701
      Decrease in receivable for securities sold                               3,517,217
      Decrease in receivable for fund shares sold                                 54,127
      Decrease in other receivables                                               26,497
      Decrease in payable for securities purchased                            (5,266,246)
      Increase in payable for fund shares reacquired                              30,816
      Decrease in payable for dividends on securities sold short                  (8,687)
      Increase in accrued expenses and other liabilities                           1,568
      Unrealized depreciation from investments and securities sold short      24,368,312
      Net realized gain from investments and securities sold short           (14,935,662)
                                                                           -------------
      Net cash used in operating activities                                $    (233,042)
                                                                           -------------
Cash flows from financing activities -
  Decrease in loan payable                                                 $  (1,056,340)
  Proceeds from fund shares sold                                              13,362,911
  Payment on fund shares redeemed                                            (10,987,658)
  Cash payment of distributions from net realized gain on investments
    and foreign currency transactions                                            (50,927)
                                                                           -------------
      Net cash provided by financing activities                            $   1,267,986
                                                                           -------------
      Net increase in cash                                                 $   1,034,944
                                                                           -------------

Cash and foreign currency:
  Beginning balance                                                        $           9
  Ending balance                                                           $   1,034,944
                                                                           =============
Non cash financing activities not included herein consist of reinvestment of dividends and distributions of $8,028,566.

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                                               YEAR ENDED SEPTEMBER 30,
                                                   -------------------------------------------------           PERIOD ENDED
VERTEX CONTRARIAN FUND                                    2001                 2000             1999    SEPTEMBER 30, 1998*
---------------------------------------------------------------------------------------------------------------------------
                                                       CLASS A
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $ 48.22              $ 23.44           $ 9.58                 $10.00
                                                       -------              -------           ------                 ------
Income (loss) from investment operations# -
  Net investment income (loss)(S)                      $ (1.32)             $ (1.76)          $(0.37)                $ 0.04
  Net realized and unrealized gain (loss) on
    investments and foreign currency                     (9.19)               59.88            14.45                  (0.46)
                                                       -------              -------           ------                 ------
      Total from investment operations                 $(10.51)             $ 58.12           $14.08                 $(0.42)
                                                       -------              -------           ------                 ------
Less distributions declared to shareholders -
  From net investment income                           $  --                $  --             $(0.02)                $ --
  From net realized gain on investments and
    foreign currency transactions                       (10.59)              (33.34)           (0.20)                  --
                                                       -------              -------           ------                 ------
      Total distributions declared to
        shareholders                                   $(10.59)             $(33.34)          $(0.22)                $ --
                                                       -------              -------           ------                 ------
Net asset value - end of period                        $ 27.12              $ 48.22           $23.44                 $ 9.58
                                                       =======              =======           ======                 ======
Total return                                            (26.54)%(+++)        297.36%          149.05%(++)             (4.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                           5.44%                4.38%            2.41%                  2.03%+
  Net investment income (loss)                           (3.43)%              (3.42)%          (1.97)%                 0.91%+
Portfolio turnover                                         827%               1,508%           1,553%                   243%
Net assets at end of period (000 Omitted)              $23,350              $33,532           $4,263                   $389

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of
    2.00%. Prior to August 31, 2001, the fund paid the investment adviser a reimbursement fee not greater than 2.00% of average daily net assets. In addition, the distributor voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waivershad not been in place, the net investment loss per share and theratios would have been:
    Net investment loss                                $ (1.45)             $ (2.12)          $(1.01)                $(0.64)
    Ratios (to average net assets):
      Expenses##                                          5.79%                5.08%            5.83%                 15.69%+
      Net investment loss                                (3.78)%              (4.12)%          (5.39)%               (12.78)%+
    * For the period from the commencement of the fund's investment operations, May 1, 1998, through September 30, 1998.
    + Annualized.
   ++ Not annualized.
    # Per share data are based on average shares outstanding. ##Ratios do not reflect reductions from certain expense offset arrangements.
  (+) Excluding dividend expense on securities sold short, the ratio of expenses to average net assets was 5.42%, 4.33%, 2.02%, and 2.03% for the years ended September 30, 2001, 2000, and 1999, and the period ended September 30, 1998, respectively.
 (++) On September 30, 1999, the fund had certain "as of" securities transactions which were recorded after year-end for book purposes but are presented as of year-end for financial statement presentation. These transactions reduced the fund's total return from 155.74% to 149.05%.
(+++) On September 30, 2001, the fund had certain "as of" transactions which were recorded after year- end for book purposes but are presented as of year-end for financial statement presentation. These transactions increased the fund's total return from
      (26.62)% to (26.54)%.

See notes to financial statements.

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED             PERIOD ENDED
                                                             SEPTEMBER 30, 2001      SEPTEMBER 30, 2000*
VERTEX CONTRARIAN FUND
--------------------------------------------------------------------------------------------------------
                                                                         CLASS I
--------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 48.16                   $42.80
                                                                        -------                   ------
Income (loss) from investment operations# -
  Net investment loss(S)                                                $ (1.26)                  $(0.80)
  Net realized and unrealized gain (loss) on investments and
    foreign currency                                                      (9.25)                    6.16
                                                                        -------                   ------
      Total from investment operations                                  $(10.51)                  $ 5.36
                                                                        -------                   ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                      $(10.59)                  $ --
                                                                        -------                   ------
Net asset value - end of period                                         $ 27.06                   $48.16
                                                                        =======                   ======
Total return                                                             (26.59)%(++)              12.66%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(+)                                                            5.40%                    5.38%+
  Net investment loss                                                     (3.32)%                  (2.00)%+
Portfolio turnover                                                          827%                   1,508%
Net assets at end of period (000 Omitted)                               $ 5,181                   $3,377
(S) Subject to  reimbursement by the fund, the investment  adviser has voluntarily  agreed under a temporary expense  reimbursement  agreement to pay all of the fund's operating  expenses,  exclusive of management fees.  Prior to August 31, 2001, the fund paid the investment  adviser a  reimbursement  fee not greater than 2.00% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
    Net investment loss                                                 $  --                     $(1.66)
    Ratios (to average net assets):
      Expenses##                                                           --                       5.73%+
      Net investment loss                                                  --                      (2.35)%+
   * For the period from the inception of Class I shares, August 1, 2000, through September 30, 2000.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Excluding  dividend  expense on securities  sold short,  the ratio of expenses to average net assets was
    5.38% and 5.37% for the year  ended  September  30,  2001,  and the period  ended  September  30,  2000, respectively.
(++)On September 30, 2001,  the fund had certain "as of"  transactions  which were recorded  after year- end for book  purposes  but are  presented  as of  year-end  for  financial  statement  presentation.  These transactions increased the fund's total return from (26.67)% to (26.59)%.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------
                                                                             PERIOD ENDED
VERTEX INTERNATIONAL FUND                                             SEPTEMBER 30, 2001*
-----------------------------------------------------------------------------------------
                                                                                  CLASS A
-----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                              $10.00
                                                                                   ------
Income from investment operations# -
  Net investment income(S)                                                         $ 0.08
  Net realized and unrealized gain on investments and foreign
    currency                                                                         0.46
                                                                                   ------
      Total from investment operations                                             $ 0.54
                                                                                   ------
Less distributions declared to shareholders from net investment
  income                                                                           $ --
                                                                                   ------
Net asset value - end of period                                                    $10.54
                                                                                   ======
Total return(+)                                                                      5.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##(++)                                                                     2.48%+
  Net investment income                                                              1.09%+
Portfolio turnover                                                                    229%
Net assets at end of period (000 Omitted)                                          $1,698
(S)  Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees, in excess of 1.50% of average daily net assets. In addition, the investment adviser and the distributor voluntarily waived their fees for the periods indicated. To the extent actual expenses were over this limitation and the waivers had not been in place, the net investment loss and the ratios would have been:
     Net investment loss                                                           $(0.27)
     Ratios (to average net assets):
       Expenses##                                                                    7.18%+
       Net investment loss                                                          (3.61)%+

   * For the period from the commencement of the fund's investmentoperations, December 29, 2000, through September 30, 2001.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.
(+) Total return for Class A shares do not include the  applicable  sales  charge.  If the charge had been included, the results would have been lower.
(++)Excluding  dividend expense on securities sold short and interest  expense,  the ratio of expenses to average net assets was 1.54% for the period ended September 30, 2001.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Vertex Contrarian Fund and Vertex International Fund (each fund) are non-diversified series of MFS Series Trust XI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Each fund can invest up to 35% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Each fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - Each fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Each fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities. During the year ended September 30, 2001, following amounts were reclassified between accumulated undistributed net investment income, accumulated undistributed net realized gain on investments and foreign currency transactions, and paid-in capital due to differences between book and tax accounting for net investment losses and foreign currency transactions. This change had no effect on the net assets or net asset value per share.

                                                     VERTEX            VERTEX
                                                 CONTRARIAN     INTERNATIONAL
INCREASE (DECREASE)                                    FUND              FUND
------------------------------------------------------------------------------
Accumulated undistributed net realized gain
  on investments and foreign currency
  transactions                                   (2,170,193)           (4,088)
Accumulated net investment income                 1,275,645             4,088
Paid-in capital                                     894,548              --

On September 30, 2001, the Vertex International Fund, for federal income tax purposes, had a capital loss carryforward of $10,445 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2009.

Multiple Classes of Shares of Beneficial Interest - The Vertex Contrarian Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with Vertex Investment Management, Inc. (Vertex), a wholly owned subsidiary of Massachusetts Financial Services Company (MFS), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 2.00% of each fund's average daily net assets. Each fund also pays Vertex, at the end of each month, the fee of 2.00% of such fund's average daily net assets (computed over the course of that month), adjusted upward or downward by 0.20% of such fund's average daily net assets (computed over the course of the Performance Period, defined below) for each full percentage point that the fund's performance during the prior 12 months (the "Performance Period") exceeds or lags the performance of the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index") and the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, and Far
East) Index for the Vertex Contrarian Fund and the Vertex International Fund, respectively. The maximum adjustment (up or down) for each fund's fiscal year shall not exceed 2.00%, so that the minimum and maximum management fee paid by each fund during any fiscal year will be 0.00% and 4.00%, respectively. The investment adviser has voluntarily agreed to waive its fee for the Vertex International Fund, which is shown as a reduction of expenses on the Statements of Operations.

Each fund has a temporary expense reimbursement agreement whereby Vertex has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management, distribution, and service fees. Each fund in turn will pay Vertex an expense reimbursement fee not greater than 2.00% and 1.50% for Vertex Contrarian Fund and Vertex International Fund, respectively, of average daily net assets. Prior to August 31, 2001, the expense reimbursement fee for the Vertex Contrarian Fund was 2.00% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by Vertex in prior years. At September 30, 2001, the Vertex Contrarian Fund fully reimbursed all of the expenses paid by Vertex and the aggregate unreimbursed expenses for the Vertex International Fund amounted to $27,190.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from Vertex. Certain officers and Trustees of the fund are officers or directors of Vertex, MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - Each fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

                      First $2 billion           0.0175%
                      Next $2.5 billion          0.0130%
                      Next $2.5 billion          0.0005%
                      In excess of $7 billion    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales for the year ended September 30, 2001, as its portion of the sales charge on sales of Class A shares of each fund.

The Trustees have adopted a distribution plan for Class A shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that each fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. Distribution and service fees under the Class A distribution plan are currently being waived.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares of each fund during the period ended September 30, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                    VERTEX           VERTEX
                                                CONTRARIAN    INTERNATIONAL
                                                      FUND             FUND
---------------------------------------------------------------------------
Purchases

Investments (non-U.S. government securities)  $369,151,967       $3,497,709
                                              ------------       ----------
Sales
Investments (non-U.S. government securities)  $358,204,202       $2,275,039
                                              ------------       ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by each fund, as computed on a federal income tax basis, are as follows:

                                                    VERTEX           VERTEX
                                                CONTRARIAN    INTERNATIONAL
                                                      FUND             FUND
---------------------------------------------------------------------------
Aggregate cost                                $ 58,186,583       $1,287,921
                                              ------------       ----------
Gross unrealized appreciation                 $  2,356,068       $   14,174
Gross unrealized depreciation                  (24,831,338)        (139,399
                                              ------------       ----------
    Net unrealized depreciation               $(22,475,270)      $ (125,225
                                              ============       ==========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                                 YEAR ENDED SEPTEMBER 30, 2001    PERIOD ENDED SEPTEMBER 30, 2001*
                                                                 -----------------------------    --------------------------------
                                                                     VERTEX CONTRARIAN FUND           VERTEX INTERNATIONAL FUND
                                                                 -----------------------------    --------------------------------
                                                                      SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          219,727       $ 8,308,642           161,116       $ 1,611,256
Shares issued to shareholders in reinvestment of distributions       203,956         7,004,010              --                --
Shares reacquired                                                   (258,081)       (9,620,283)               (1)               (5)
                                                                 -----------       -----------       -----------       -----------
    Net increase                                                     165,602       $ 5,692,369           161,115       $ 1,611,251
                                                                 ===========       ===========       ===========       ===========
* For the period from the commencement of the fund's investment operations,  December 29, 2000, through September 30, 2001.

                                                                 YEAR ENDED SEPTEMBER 30, 2000
                                                                 -----------------------------
                                                                     VERTEX CONTRARIAN FUND
                                                                 -----------------------------
                                                                      SHARES            AMOUNT
----------------------------------------------------------------------------------------------
Shares sold                                                          369,495       $17,459,070
Shares issued to shareholders in reinvestment of distributions       306,108        13,045,234
Shares reacquired                                                   (162,056)       (9,057,070)
                                                                 -----------       -----------
    Net increase                                                     513,547        21,447,234
                                                                 ===========       ===========

Class A shares
                                                                 YEAR ENDED SEPTEMBER 30, 2001    PERIOD ENDED SEPTEMBER 30, 2001**
                                                                 -----------------------------    --------------------------------
                                                                     VERTEX CONTRARIAN FUND           VERTEX CONTRARIAN FUND
                                                                 -----------------------------    --------------------------------
                                                                      SHARES            AMOUNT            SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                          129,589       $ 5,054,269            71,208       $ 3,183,899
Shares issued to shareholders
  in reinvestment of
  distributions                                                       29,827         1,024,556               --                --
Shares reacquired                                                    (38,091)       (1,367,375)           (1,082)          (49,953)
                                                                 -----------       -----------       -----------       -----------
    Net increase                                                     121,325       $ 4,711,450            70,126       $ 3,133,946
                                                                 ===========       ===========       ===========       ===========
**For the period from the inception of Class I shares, August 1, 2000, through September 30, 2000.

(6) Line of Credit
The Vertex Contrarian Fund and the Vertex International Fund participate respectively in a $30 million and $1.5 million committed secured line of credit provided by State Street Bank and Trust Company under a line of credit agreement. Each fund may borrow up to 50% of its net assets to invest in portfolio securities or for liquidity or defensive purposes. Each loan is secured by assets of the fund. Interest is charged to each fund based on their borrowings, at a rate equal to the Overnight Federal Funds Rate plus 0.50% for the Vertex Contrarian Fund, and the Overnight Federal Funds Rate plus 0.75% for the Vertex International Fund. In addition, a commitment fee based on the daily unused portion of the committed line of credit is charged to the Vertex Contrarian Fund at a rate of 0.09% per annum, and to the Vertex International Fund at a rate of 0.10% per annum. During the period ended September 30, 2001, the maximum amounts outstanding and the amounts at September 30, 2001, were as follows:

                                             VERTEX                   VERTEX
                                         CONTRARIAN            INTERNATIONAL
                                               FUND                    FUND*
------------------------------------------------------------------------------
Maximum Loan Outstanding                $17,263,235                 $167,130
Loan Outstanding at September 30, 2001  $ 8,620,423                 $  --
Average Loan Outstanding                $ 8,274,434                 $ 18,524

Interest expense and weighted average interest rate incurred on the borrowings for the period ended September 30, 2001, were as follows:

                                            VERTEX                   VERTEX
                                        CONTRARIAN            INTERNATIONAL
                                              FUND                    FUND*
-----------------------------------------------------------------------------
Interest Expense                        $  489,348                  $   922
Weighted Average Interest Rate               5.78%                    6.50%

*For the period from the commencement of the fund's investment operations, December 29, 2000, through September 30, 2001.

                 --------------------------------------------
     This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust XI and Shareholders of Vertex Contrarian Fund and Vertex International Fund:

We have audited the accompanying statements of assets and liabilities of Vertex Contrarian Fund and Vertex International Fund, including the portfolios of investments, as of September 30, 2001, and the related statements of operations, statements of changes in net assets, and financial highlights for each of the periods indicated therein, and the statement of cash flows for the Vertex Contrarian Fund for the year ended September 30, 2001. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Vertex Contrarian Fund and Vertex International Fund at September 30, 2001, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods indicated therein, and the cash flows of the Vertex Contrarian Fund for the year ended September 30, 2001, in conformity with accounting principles generally accepted in the United States.

                                         ERNST & YOUNG LLP
Boston, Massachusetts
November 9, 2001

FEDERAL TAX INFORMATION

In January 2002, shareholders will be mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2001.

The Vertex Contrarian Fund has designated $931,222 as a capital gain dividend for the year ended September 30, 2001.

For the year ended September 30, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 0.18% and 0.89% for the Vertex Contrarian Fund and Vertex International Fund, respectively.

For the year ended September 30, 2001 the Vertex International Fund had income from foreign sources of $14,394, and the Fund designated a foreign tax credit of $1,586.

VERTEX(SM) CONTRARIAN FUND
VERTEX(SM) INTERNATIONAL FUND

Vertex Investment Management, Inc.
500 Boylston Street
Boston, MA 02116-3741

(C)Vertex Investment Management, Inc.
Vertex investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               VER-2-XI 11/01 2M